OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                      Supplement dated July 10, 2000 to the

                       Prospectus dated November 22, 1999

The Prospectus is supplemented as follows:

1. The table captioned "Annual Fund Operating Expenses" appearing in the section "Fees and Expenses of the Fund" on page 6 of the Prospectus is revised to read as follows:

Annual Fund Operating Expenses (deducted from Fund assets):
(% of average daily net assets)
                                     Class A            Class B          Class C
                                     Shares             Shares           Shares

--------------------------------------------------------------------------------
Management Fees                       0.56%              0.56%             0.56%
--------------------------------------------------------------------------------
-------------------------------------------------------------------------------
Distribution and/or Service
(12b-1) Fees                          0.24%              1.00%             1.00%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Other Expenses                        0.12%              0.12%             0.12%
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total Annual Operating Expenses       0.92%              1.68%             1.68%
--------------------------------------------------------------------------------

Expenses may vary in future years. "Other expenses" include transfer agent fees, custodial fees, and accounting and legal expenses the Fund pays. The Management Fees shown above are shown at the maximum rate under the investment advisory agreement and do not reflect a voluntary waiver undertaken by the Manager to limit its management fees to a maximum annual rate of 0.55% of average annual net assets for each class of shares. With that waiver, the actual management fee rate for all classes of shares during the current fiscal year was 0.55% and actual total operating expenses were 0.91%, 1.67% and 1.67% of average annual net assets for Class A, Class B and Class C shares, respectively. The Manager can withdraw that waiver at any time.

July 10, 2000                                                    PS0790.006



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                      OPPENHEIMER CALIFORNIA MUNICIPAL FUND

                      Supplement dated July 10, 2000 to the

           Statement of Additional Information dated November 22, 1999

The Statement of Additional Information is supplemented as follows:

1. The following is added to the end of the second paragraph of the section captioned "The Manager" - "The Investment Advisory Agreement" appearing on page 32 of the Statement of Additional Information:

                  Effective January 2000, the Manager voluntarily agreed to limit its management fees to a maximum annual rate of 0.55% of average annual net assets for each class of shares. The Manager can withdraw this voluntary waiver at any time.





July 10, 2000                                                      PX0790.005